UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 21, 2006

VIROPHARMA INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-021699	23-2789550
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

397 EAGLEVIEW BOULEVARD, EXTON, PENNSYLVANIA 19341

(Address of Principal Executive Offices including Zip Code)

(610) 458-7300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On May 21, 2006, ViroPharma Incorporated issued a press release announcing that data from a Phase 1b trial of HCV-796, an orally dosed non-nucleoside viral polymerase inhibitor with the potential to interfere with the replication of hepatitis C virus were presented at the 2006 Digestive Disease Week conference. A copy of the press release is set forth as Exhibit 99.1 attached hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated May 21, 2006 regarding data from a Phase 1b trial of HCV-796 presented at the 2006 Digestive Disease Week conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROPHARMA INCORPORATED

Date: May 22, 2006	By:	/s/ Thomas F. Doyle
Thomas F. Doyle
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated May 21, 2006 regarding data from a Phase 1b trial of HCV-796 presented at the 2006 Digestive Disease Week conference.